SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): September 12, 2005

Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of	(Commission File Number)	(I.R.S Employer
incorporation or organization)		Identification No.)
3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)
(714) 545-0100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On September 12, 2005, Valeant Pharmaceuticals International (the “Company”) presented certain information at the Bear Stearns 18th Annual Healthcare Conference. The presentation is attached as Exhibit 99.1. Exhibit 99.1 is also available on the Company’s website at http://valeant.com under Investor relations/financial presentations dated September 12, 2005.
     The presentation includes certain numerical measures that exclude amounts that are included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company uses certain non-GAAP financial measures, including adjusted net income (loss) from continuing operations and adjusted earnings before interest, taxes, depreciation and amortization, which excludes in-process research and development charges, sales force reduction costs and restructuring costs. Management excludes these items in assessing financial performance, primarily due to their non-operational nature or because they are outside of the Company’s normal operations. The Company has provided this information because it believes that it is useful in assessing material changes in its financial condition and results of operations. A reconciliation of the non-GAAP numerical measures to the most directly comparable measures calculated in accordance with GAAP is attached as Exhibit 99.2. Exhibit 99.2 is also available on the Company’s website at the website address above.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Description
99.1	Presentation by the Company at the Bear Stearns 18th Annual Healthcare Conference.

99.2	Reconciliation of non-GAAP financial measures to the most directly comparable measure calculated in accordance with GAAP.
     The information in this Current Report on Form 8-K, including the exhibits, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2005		VALEANT PHARMACEUTICALS INTERNATIONAL
	By:	/s/ Bary G. Bailey
Bary G. Bailey
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Presentation by the Company at the Bear Stearns 18th Annual Healthcare Conference.

99.2	Reconciliation of non-GAAP financial measures to the most directly comparable measure calculated in accordance with GAAP.